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              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
               PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT



                      SUPPLEMENT DATED SEPTEMBER 21, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000


         On September 19, 2000, Providentmutual Life and Annuity Company of America (the "Company") and certain affiliated insurance companies obtained an order from the Securities and Exchange Commission permitting them to recapture certain Credit Amounts and Renewal Credits made under your variable annuity contract (the "Contract"). As a result, this supplement describes certain changes to your Contract. THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         Please replace the third paragraph under "Credit Amounts" in THE CONTRACT section of the Contract Summary on page 9 of your prospectus with the following:

         Effective September 19, 2000, we will also offer a rider during the 9th Contract Year through which you may elect a Renewal Credit, which is an additional amount to be added to your Contract Account Value as of the 9th, 18th, 27th and 36th Contract Anniversaries and every 9th Contract Anniversary thereafter until ten years prior to the Maturity Date.

         Please replace the "Death Benefit Charge" provision in the CHARGES AND DEDUCTIONS section of the Contract Summary on page 11 of your prospectus with the following:

$ DEATH BENEFIT CHARGE. A Death Benefit Charge is deducted when computing the death benefit upon the death of any Owner prior to the Annuity Date. The Death Benefit Charge is equal to the dollar amount of Credit Amounts granted under the Contract during the twelve months preceding the Owner's death.

          Please replace the third paragraph on page 24 of your prospectus with the following:

         In the event that you cancel the Contract during the Cancellation Period, we recapture or retain the Credit Amount. (See "Cancellation Period.") Further, effective September 19, 2000, the Death Benefit Charge is calculated in a manner that recaptures any Credit Amount applied within one year of the Owner's death. (See "Death Benefit Charge.") Upon recapture, we deduct from the amount refunded or the death benefit paid the initial dollar amount of the Credit Amount that was first applied to the Contract Account Value. Consequently, there may be situations where you could be disadvantaged in the event of such a recapture. For example, if we recapture a Credit Amount during a period of market decline, the dollar amount we recapture would represent a greater percent of Contract Account Value than it did when applied.


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         Please replace the "Renewal Credits" provision in the CREDIT AMOUNTS section under DESCRIPTION OF ANNUITY CONTRACT on page 24 of your prospectus with the following:

         Renewal Credits. Effective September 19, 2000, you may choose an optional Renewal Credit rider which allows you to elect, up to 90 days before the 9th Contract Anniversary (and separately, 90 days before the 18th, 27th and 36th Contract Anniversaries and every 9th Contract Anniversary thereafter until ten years prior to the Maturity Date), an additional credit to be added by us to your Contract Account Value as of the Contract Anniversary immediately following the election.

         The Renewal Credit is a percentage of an amount equal to the Contract Account Value on the appropriate Contract Anniversary minus the aggregate premiums paid during the five years prior to that Contract Anniversary. This amount is multiplied by the percentages shown in the following table:

         CONTRACT ACCOUNT VALUE (ADJUSTED)                        RENEWAL CREDIT
         ---------------------------------                        --------------
         From $10,000 to $24,999 ..............................        1.5%
         From $25,000 to $99,999 ..............................        3.0%
         From $100,000 to $499,999 ............................        4.0%
         From $500,000 to $999,999 ............................        4.5%
         $1,000,000 or more ...................................        5.0%

The Renewal Credit is allocated among the Subaccounts and the Guaranteed Account Options based on the premium allocation in effect at the time of the Credit. There is no charge for this rider.

         Recapture of Renewal Credits. Under the Renewal Credit rider, we recapture or retain the Renewal Credit in the event you surrender the Contract, withdraw Surrender Value from the Contract, or apply all or part of Surrender Value to a Payment Option.

           Although not a charge, in the event of a withdrawal from the Contract, a percentage of a pro-rata amount of any Renewal Credit granted during the prior nine Contract Years is deducted from Contract Account Value. The appropriate percentage is determined from the following table:

           CONTRACT YEARS SINCE                                     PERCENT OF
         RENEWAL CREDIT WAS GRANTED                               RENEWAL CREDIT
         --------------------------                               --------------
                   1-5 ........................................        100%
                    6 .........................................         80%
                    7 .........................................         60%
                    8 .........................................         40%
                    9 .........................................         20%
                   10 and greater .............................          0%



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The pro-rata amount of the Renewal Credit to which the percentage is applied is the product of (a) and (b) where:

     (a) equals the ratio of the amount being withdrawn in excess of any free withdrawal amount to the lessor of (1) the Contract Account Value on the appropriate Contract Anniversary minus the aggregate premiums paid during the five years prior to that Contract Anniversary, or (2) the Contract Account Value as of the withdrawal date; and

     (b) equals the amount of the Renewal Credit that has not previously been withdrawn.

Notwithstanding the table, the amount of this "recapture" deduction never exceeds the amount of the withdrawal. After any withdrawal, if the entire Renewal Credit has not been recaptured, then the remaining amount of the Renewal Credit is recaptured upon subsequent withdrawals. However, the total amount of deductions from Contract Account Value for this purpose never exceeds the amount of the Renewal Credit.

         Likewise, in the event that the Contract is surrendered or annuitized, Surrender Value excludes the same percentage of the amount of any Renewal Credit granted during the prior nine Contract Years.

         Please replace the "Death Benefit Charge" provision under CHARGES AND DEDUCTIONS on page 34 of your prospectus with the following:

         A Death Benefit Charge is deducted when computing the death benefit upon the death of any Owner prior to the Annuity Date. The Death Benefit Charge is equal to the dollar amount of Credit Amounts granted under the Contract during the twelve months preceding the Owner's death.